UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2020

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2020, CIM Commercial Trust Corporation (the “Company”) entered into a Second Amended and Restated Dealer Manager Agreement (the “Agreement”) with CIM Service Provider, LLC and CCO Capital, LLC (the “Dealer Manager”), pursuant to which the Dealer Manager has agreed to serve as the exclusive dealer manager for the Company’s offering (the “Offering”) of a maximum of $784,983,825, on an aggregate basis, of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”) and Series D Preferred Stock, par value $0.001 per share, of the Company (the “Series D Preferred Stock”).

The Agreement requires the Dealer Manager to use its reasonable best efforts to sell the shares of Series A Preferred Stock and Series D Preferred Stock offered in the Offering. Subject to the terms, conditions and limitations described in the Agreement, the Company will pay to the Dealer Manager in connection with the offering (1) an upfront dealer manager fee of up to 1.25% of the gross offering proceeds from the Offering, (2) selling commissions of up to 5.50% of the gross offering proceeds from shares of Series A Preferred Stock sold in the Offering (and no selling commissions in respect of shares of Series D Preferred Stock sold in the Offering) and (3) a trailing dealer manager fee that accrues daily in an amount equal to 1/365th of 0.25% per annum of the public offering price of each share of Series A Preferred Stock and Series D Preferred Stock sold in the Offering. The Dealer Manager, in its sole discretion, may reallow to another broker-dealer authorized by the Dealer Manager to sell shares in the Offering a portion of the upfront dealer manager fee earned by the Dealer Manager in respect of shares sold by such broker-dealer.

The Dealer Manager is a registered broker dealer and an affiliate of the Company that is under common control with CIM Capital, LLC, an affiliate of CIM Group, L.P. that provides certain services to the Company pursuant to an investment management agreement, and CIM Service Provider, LLC, an affiliate of CIM Group, L.P. that provides, or arranges for other service providers to provide, management and administration services to the Company pursuant to a master services agreement.

The description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2020, the Company filed with the State Department of Assessments and Taxation of Maryland (1) an amendment to the articles supplementary to the charter of the Company setting forth the terms of the Series A Preferred Stock to provide the board of directors of the Company (the “Board of Directors”) with flexibility in setting the terms of redemption and timing of dividends with respect to the Series A Preferred Stock (the “Series A Amendment”) and (2) articles supplementary to the charter of the Company setting forth the terms of the Series D Preferred Stock (the “Series D Articles Supplementary”).

Series A Preferred Stock

Prior to the Series A Amendment, the redemption price per share of Series A Preferred Stock was fixed at 87% of the stated value per share of the Series A Preferred Stock, currently $25.00 (the “Series A Stated Value”), for any redemption from the date of issuance until but excluding the second anniversary of the date of issuance and 90% of the Series A Stated Value for any redemption from the second anniversary of the date of issuance until but excluding the fifth anniversary of the date of issuance. The Series A Amendment provides the Board of Directors (or an authorized officer of the Company, if one is delegated such power by the Board of Directors) the flexibility, from time to time in its sole discretion, to increase such redemption price per share of Series A Preferred Stock to an amount between 90% and 100% (inclusive) of the Series A Stated Value for any redemption made at the option of a holder prior to the fifth anniversary of the date of issuance of a given share of Series A Preferred Stock.

Additionally, prior to the Series A Amendment, dividends on the Series A Preferred Stock (“Series A Dividends”) were payable quarterly on the fifteenth day of the month following the quarter for which a given Series A Dividend was declared or, if not a business day, the next succeeding business day. The Series A Amendment provides the Board of Directors (or an authorized officer of the Company, if one is delegated such power by the Board of Directors) the flexibility, from time to time in its sole discretion, to pay Series A Dividends more frequently than quarterly. For the avoidance of doubt, neither the Series A Amendment nor any change in the frequency with which dividends on the Series A Preferred Stock are actually paid by the Company has or will have any effect on the amount of dividends holders of Series A Preferred Stock are entitled to receive.

The Board of Directors has exercised the discretion provided to it by the Series A Amendment as described in “Changes in Terms of the Series A Preferred Stock and Series D Preferred Stock” below.

Series D Preferred Stock

The Series D Articles Supplementary classify 32,000,000 shares of authorized but unissued preferred stock, par value $0.001 per share, of the Company as shares of Series D Preferred Stock (the “Series D Preferred Stock”). Each share of Series D Preferred Stock has an initial stated value of $25.00 per share (the “Series D Stated Value”).

Subject to the preferential rights of the holders of any class or series of capital stock of the Company ranking senior to the Series D Preferred Stock, if any such class or series of stock is authorized in the future, the holders of Series D Preferred Stock are entitled to receive, if, as and when authorized by our Board of Directors and declared by us out of legally available funds, cumulative cash dividends on each share of Series D Preferred Stock at an annual rate of five and sixty-five one-hundredths of a percent (5.65%) of the Series D Stated Value (the “Series D Dividend”). The Series D Dividend accrues and is cumulative from the end of the most recent period for which the Series D Dividend has been paid, or if no Series D Dividend has been paid, from the date of issuance of a given share of Series D Preferred Stock. The Series D Dividend accrues and is paid on the basis of a 360-day year consisting of twelve 30-day months. The Series D Dividend is payable quarterly on the fifteenth day of the month following the quarter for which a given dividend was declared or, if not a business day, the next succeeding business day; provided, however, the Board of Directors (or an authorized officer of the Company, if one is delegated such power by the Board of Directors) may, from time to time in its sole discretion, pay the Series D Dividend more frequently than quarterly. The Board of Directors has exercised such discretion as described in “Changes in Terms of the Series A Preferred Stock and Series D Preferred Stock” below. For the avoidance of doubt, no such adjustment to the frequency with which Series D Dividend is actually paid by the Company has or will have any effect on the amount of dividends holders of Series D Preferred Stock are entitled to receive.

Subject to limitations described in the Series D Articles Supplementary, shares of Series D Preferred Stock may be redeemed at the option of the holder thereof at any time. Upon such redemption by a holder, the holder will receive any accrued and unpaid dividends on such redeemed shares plus a redemption price per share of Series D preferred Stock payable by the Company equal to (1) 87% of the Series D Stated Value for any redemption from the date of issuance until but excluding the second anniversary of the date of issuance, (2) 90% of the Series D Stated Value for any redemption from the second anniversary of the date of issuance until but excluding the fifth anniversary of the date of issuance and (3) 100% of the Series D Stated Value for any redemption from and after the fifth anniversary of the date of issuance; provided, however, the Board of Directors (or an authorized officer of the Company, if one is delegated such power by the Board of Directors) may, from time to time in its sole discretion, increase such redemption price per share of Series D Preferred Stock from its then-current level to an amount between 90% and 100% (inclusive) of the Series D Stated Value for any redemption made at the option of a holder prior to the fifth anniversary of the date of issuance of a given share of Series D Preferred Stock. The Board of Directors has exercised such discretion as described in “Changes in Terms of the Series A Preferred Stock and Series D Preferred Stock” below.

In addition, from and after the fifth anniversary of the date of issuance of any shares of Series D Preferred Stock, the Company has the right (but not the obligation) to redeem such shares at 100% of the Series D Stated Value, plus any accrued but unpaid Series D Dividends thereon.

The redemption price payable by the Company will be paid at the election of the Company, in its sole discretion, in cash or in equal value through the issuance of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), with such value of the Common Stock to be determined based on the volume-weighted average price of the Common Stock for the 20 trading days prior to the redemption.

The Series D Preferred Stock ranks, with respect to dividend rights: (1) senior to the Series L Preferred Stock, par value $0.001 per share, of the Company (the “Series L Preferred Stock”), Common Stock and any other class or series of capital stock of the Company, the terms of which expressly provide that the Series D Preferred Stock ranks senior to such class or series as to dividend rights; (2) on parity with the Series A Preferred Stock and any other class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks on parity with the Series D Preferred Stock as to dividend rights; (3) junior to any class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks senior to the Series D Preferred Stock as to dividend rights; and (4) junior to all existing and future debt obligations of the Company.

The Series D Preferred Stock ranks, with respect to rights upon the liquidation, winding-up or dissolution of the Company: (1) senior to the Series L Preferred Stock (except as described below), Common Stock and any other class or series of capital stock of the Company, the terms of which expressly provide that the Series D Preferred Stock ranks senior to such class or series as to rights upon the liquidation, winding-up or dissolution of the Company; (2) on parity with the Series A Preferred Stock and Series L Preferred Stock (to the extent of the stated value of the Series L Preferred Stock, which is presently $28.37 and is subject to appropriate adjustment in limited circumstances) and with any class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks on parity with the Series D Preferred Stock as to rights upon the liquidation, winding-up or dissolution of the Company; (3) junior to each class or series of capital stock of the Company, including capital stock issued in the future, the terms of which expressly provide that such class or series ranks senior to the Series D Preferred Stock as to rights upon the liquidation, winding-up or dissolution of the Company; and (4) junior to all existing and future debt obligations of the Company.

Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any distribution or payment is made to holders of Common Stock or any other class or series of capital stock ranking junior to shares of Series D Preferred Stock, the holders of shares of Series D Preferred Stock will be entitled to be paid out of assets of the Company legally available for distribution to its stockholders, after payment or provision for all debts and other liabilities of the Company, a liquidation preference per share equal to the Series D Stated Value, plus an amount equal to any accrued and unpaid dividends (whether or not declared) to and including the date of payment. If upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, the available assets of the Company, or proceeds thereof, distributable among the holders of the Series D Preferred Stock are insufficient to pay in full the foregoing liquidation preference and the liquidating payments on any shares of any class or series of stock ranking on parity to the Series D Preferred Stock with respect to liquidation, dissolution or winding-up (“Series D Parity Stock”), then such assets, or the proceeds thereof, will be distributed among the holders of the Series D Preferred Stock and any such Series D Parity Stock ratably in the same proportion as the respective amounts that would be payable on such Series D Preferred Stock and any such Series D Parity Stock if all amounts payable thereon were paid in full.

The descriptions of the Series A Amendment and the Series D Articles Supplementary are only summaries and are qualified in their entirety by reference to the full text of the Series A Amendment, a copy of which is attached to this Form 8-K as Exhibit 3.1, and the Series D Articles Supplementary, a copy of which is attached to this Form 8-K as Exhibit 3.2, respectively, which are incorporated herein by reference.

Changes in Terms of the Series A Preferred Stock and Series D Preferred Stock

As a result of the discretion afforded to the Board of Directors by the Series A Amendment and the Series D Articles Supplementary, effective from and after January 28, 2020, until such time as our Board of Directors determines otherwise:

•	each of the Series A Dividend and Series D Dividend is payable on a monthly basis on the 15th day of the month in which a declared dividend is to be paid or, if such date is not a business day, on the first business day thereafter; and

•	the redemption price payable in respect of the Series A Preferred Stock and Series D Preferred Stock redeemed at the option of holders thereof is a percentage of Series A Stated Value or Series D Stated Value, as applicable, set forth herein plus any accrued and unpaid dividends: (1) 90%, for all such redemptions effective prior to the second anniversary of the date of original issuance of such shares, (2) 92%, for all such redemptions effective on or after the second anniversary, but prior to the third anniversary, of the date of original issuance of such shares, (3) 95%, for all such redemptions effective on or after the third anniversary, but prior to the fourth anniversary, of the date of original issuance of such shares, (4) 97%, for all such redemptions effective on or after the fourth anniversary, but prior to the fifth anniversary, of the date of original issuance of such shares, and (5) 100%, for all such redemptions effective on or after the fifth anniversary of the date of original issuance of such shares.

Item 8.01	Other Events.

The Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated January 28, 2020 (the “Prospectus Supplement”), to the shelf registration statement on Form S-3 (Reg. No. 333-233255), declared effective by the SEC on November 27, 2019, pursuant to which the Company will conduct the Offering.

The Dealer Manager may solicit securities dealers to solicit subscriptions for the shares of Series A Preferred Stock and Series D Preferred Stock, which securities dealers shall be subject to the terms of Soliciting Dealer Agreements, a form of which is attached to this Form 8-K as Exhibit 1.2.

Venable LLP, counsel to the Company, has issued a legal opinion relating to the validity of the shares offered in the Offering, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Sullivan & Cromwell LLP, counsel to the Company, has issued a legal opinion relating to certain federal income tax consequences of the Offering described in the section of the Prospectus Supplement captioned “Material U.S. Federal Income Tax Consequences”, a copy of which is attached to this Form 8-K as Exhibit 5.2.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

1.1	Second Amended and Restated Dealer Manager Agreement, dated as of January 28, 2020, by and among CIM Commercial Trust Corporation, CIM Service Provider, LLC and CCO Capital, LLC.
1.2	Form of Soliciting Dealer Agreement.
3.1	Amendment No. 1 to the Articles Supplementary to the Articles of Amendment and Restatement of CIM Commercial Trust Corporation, designating the Series A Preferred Stock.
3.2	Articles Supplementary to the Articles of Amendment and Restatement of CIM Commercial Trust Corporation, designating the Series D Preferred Stock.
5.1	Opinion of Venable LLP.
5.2	Opinion of Sullivan & Cromwell LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      January 31, 2020

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ David Thompson
David Thompson, Chief Executive Officer